Accounts receivable	12 Months Ended
Dec. 31, 2021
Trade and other receivables [abstract]
Accounts receivable
5.	Accounts receivable

As at December 31	2021	2020
Trade accounts receivable	$4,593	$5,097
Other accounts receivable	66	156

	$4,659	$5,253

As at December 31, 2021, there were three customers with amounts owing greater than 10% of the Company’s accounts receivable which totaled 95% in aggregate (Customer A – 34%, Customer B – 29%, Customer C – 32%).
As at December 31, 2020, there were three customers with amounts owing greater than 10% of the Company’s accounts receivable which totaled 95% in aggregate (Customer A – 38%, Customer B – 23%, Customer C – 34%).
At December 31, 2021, the Company recorded
a write-off
of $305 (2020 – nil, 2019 – nil) in relation to
pricing adjustments on sales which were deemed to be
uncollectible account receivable balances. The
write-off
expense has been included within general and administration expenses on the consolidated statement of net loss and comprehensive loss.